UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2024

SPRING VALLEY ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation or organization)	001-41529 (Commission File Number)	98-1579063 (I.R.S. Employer Identification Number)

2100 McKinney Ave., Suite 1675

Dallas, TX 75201

(214) 308-5230

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, one right and one-half of one redeemable public warrant	SVIIU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	SVII	The Nasdaq Stock Market LLC
Rights included as part of the units to acquire one-tenth (1/10) of one share of Class A ordinary share	SVIIR	The Nasdaq Stock Market LLC
Redeemable public warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	SVIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company            ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 10, 2024, Spring Valley Acquisition Corp. II, a Cayman Islands exempted company (the “Company” and “SVII”), Spring Valley Acquisition Sponsor II, LLC (the “Sponsor”), and certain individuals party thereto (collectively, the “Parties”), entered into an amendment (the “Letter Agreement Amendment”) to that certain Letter Agreement, dated as of October 12, 2022 (the “Letter Agreement”), by and among the Parties, pursuant to which the Parties have agreed to, among other things, modify the vesting requirements for the 25% of the Founder Shares (as defined in the Letter Agreement) held by the Sponsor at the closing of an initial business combination that were to be considered newly unvested shares, which would then only vest if the Share Price Level (as defined in the Letter Agreement) is achieved after 120 days after the initial business combination but before the fifth anniversary of the initial business combination.

The foregoing description of the Letter Agreement Amendment is qualified in its entirety by reference to the Letter Agreement Amendment, a copy of which is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 3.03.	Material Modification to Rights of Security Holders.

The information disclosed in Item 5.03 of this current report on Form 8-K (this “Current Report”) with respect to the Extension Amendment, the Conversion Amendment and the Redemption Limitation Amendment (each as defined below) is incorporated by reference into this Item 3.03 to the extent required.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 10, 2024, the Company held an extraordinary general meeting of shareholders in lieu of an annual general meeting (the “Meeting”) to vote, among other things, on three proposals described in this Item 5.03 of this Current Report. At the Meeting, the Company’s shareholders approved three proposals to amend the Company’s amended and restated memorandum and articles of association (the “Articles”). The first proposal (the “Extension Amendment Proposal”) amends the Articles to extend the date by which the Company must (1) consummate an initial merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination with one or more businesses, (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company (the “Class A ordinary shares”) included as part of the units sold in the Company’s initial public offering that was consummated on October 17, 2022 (the “IPO”), from 15 months from the closing of the IPO to 36 months from the closing of the IPO, or such earlier date as is determined by the Company’s board of directors (the “Board”), in its sole discretion, to be in the best interests of the Company (the “Extension Amendment” and, such date, the “Extended Date”). The second proposal (the “Conversion Amendment Proposal”) amends the Articles to change certain provisions which restrict the Class B ordinary shares, par value $0.0001 per share, of the Company (the “Class B ordinary shares”) from converting to Class A ordinary shares prior to the consummation of an initial business combination (the “Conversion Amendment”). The third proposal (the “Redemption Limitation Amendment Proposal”) amends the Articles to eliminate from the Articles the limitation that the Company may not redeem Class A ordinary shares sold in the IPO to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation Amendment”).

The Extension Amendment Proposal, the Conversion Amendment Proposal, and the Redemption Limitation Amendment Proposal are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 4, 2023 (the “Proxy Statement”), as supplemented by the supplement to the Proxy Statement filed with the SEC on December 4, 2023. Each proposal voted upon at the Meeting and the final voting results are indicated below.

In addition, on January 11, 2024, the Company filed an amendment to the Articles with the Registrar of Companies of the Cayman Islands reflecting the shareholder-approved amendments. A copy of the Articles amendment is attached hereto as Exhibit 3.1.

The information disclosed in Item 5.07 of this Current Report with respect to the Extension Amendment, the Conversion Amendment and the Redemption Limitation Amendment is incorporated by reference into this Item 5.03 to the extent required and the foregoing description of the Articles is qualified in its entirety by reference to the amendment to the Company’s Articles, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Meeting, holders of 25,471,691 ordinary shares (consisting of 17,606,171 Class A ordinary shares and 7,666,667 Class B ordinary shares) were present in person, virtually over the internet or by proxy, representing 83.06% of the voting power of the Company’s ordinary shares as of November 30, 2023, the record date for the Meeting, and constituting a quorum for the transaction of business.

With a quorum present, the applicable shareholders approved the following proposals: (i) Extension Amendment Proposal; (ii) the Conversion Amendment Proposal; (iii) the Redemption Limitation Amendment Proposal; (iv) the amendment of the Letter Agreement (the “Letter Agreement Amendment Proposal”); and (v) the appointment of Richard Thompson and Sharon Youngblood as Class I directors to each serve on the Board for a three-year term expiring at the third succeeding annual general meeting after their appointment, or until their successors have been qualified and appointed (the “Director Election Proposal” and, together with the Extension Amendment Proposal, the Conversion Amendment Proposal, the Redemption Limitation Amendment Proposal and the Letter Agreement Amendment Proposal, the “Proposals”). Each of the Proposals received the requisite vote for approval.

The voting results for each Proposal were as follows:

Proposal No. 1 – The Extension Amendment Proposal

For	Against	Abstain
22,101,772	3,369,919	0

Proposal No. 2 – The Conversion Amendment Proposal

For	Against	Abstain
23,032,258	2,439,433	0

Proposal No. 3 – The Redemption Limitation Amendment Proposal

For	Against	Abstain
23,032,258	2,439,433	0

Proposal No. 4 – The Letter Agreement Amendment Proposal

For	Against	Abstain
22,101,772	3,369,919	0

Proposal No. 5 – The Director Election Proposal

	For	Against	Abstain
Richard Thompson	7,666,667	0	0
Sharon Youngblood	7,666,667	0	0

As there were sufficient votes to approve each of the prior proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to shareholders.

Item 8.01.	Other Events.

The information disclosed under Item 5.03 and Item 5.07 of this Current Report is incorporated by reference into this Item 8.01.

Sponsor Contribution to the Trust Account

As previously announced, the Sponsor will make monthly deposits directly to the Company’s trust account (the “Trust Account”) of $150,000 per month (each deposit, a “Contribution”) that remains outstanding after the approval and implementation of the Extension Amendment Proposal. Such Contributions will be made pursuant to a non-interest bearing, unsecured promissory note (the “Promissory Note”) issued by the Company to the Sponsor.

The Promissory Note will be repayable by the Company to the Sponsor upon the earlier of until the earlier of (i) the consummation of a business combination, and (ii) the Extended Date (or any earlier date of termination, dissolution or winding up of the Company in accordance with its Articles or as otherwise determined in the sole discretion of the Board) (the earlier of (i) and (ii), the “Maturity Date”). The Promissory Note will not bear any interest, and will be repayable by the Company to the Sponsor upon the Maturity Date. Any outstanding principal under the Promissory Note may be prepaid at any time by the Company, at its election and without penalty.

The foregoing description of the Promissory Note does not purport to be complete and is qualified in its entirety by the terms and conditions of the Promissory Note, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Redemptions

In connection with the vote to approve the Extension Amendment Proposal, holders of 8,362,234 Class A ordinary shares exercised their right to redeem their shares for cash at a redemption price of approximately $10.85 per share, for an aggregate redemption amount of approximately $90,726,470.51. As a result, approximately $158,813,164.69 remains in the Trust Account and 14,637,766 Class A ordinary shares remain outstanding.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Current Report, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and shareholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on March 29, 2023, in the Proxy Statement filed with the SEC on December 4, 2023 and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this Current Report. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Cautionary Note Regarding Forward-Looking Statements” section.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
3.1*	First Amendment to the Amended and Restated Memorandum and Articles of Association.
10.1	Amendment No. 1 the Letter Agreement, dated January 10, 2024, by and among Spring Valley Acquisition Corp. II, Spring Valley Acquisition Sponsor II, LLC and the other parties thereto.
10.2*	Promissory Note, dated January 10, 2024, by and between Spring Valley Acquisition Corp. II and Spring Valley Acquisition Sponsor II, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*            Certain schedules and similar attachments have been omitted in reliance on Item 601(a)(5) of Regulation S-K. The Company will provide, on a supplemental basis, a copy of any omitted schedule or attachment to the SEC or its staff upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2024	SPRING VALLEY ACQUISITION CORP. II

	By:	/s/ Christopher Sorrells
	Name:	Christopher Sorrells
	Title:	Chief Executive Officer

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